SUPPLEMENT DATED AUGUST 24, 2009 TO THE
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

DATED MAY 1, 2009

1.	The first four paragraphs under the “Principal Investment Strategies” section for the Life Series Government Fund on page 16 are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.  U.S. Government securities include mortgage and other asset-backed securities.

The Fund uses a “top-down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government securities. In selecting mortgage-backed investments, the Fund considers, among other factors, coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

2.	The introduction to the “Principal Risks” section and subheadings “Interest Rate Risk”, “Prepayment Risk” and “Extension Risk” on page 17 are deleted in their entirety and replaced with the following:
Principal Risks:

Any investment carries with it some level of risk. While the Fund invests in securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government. Here are the principal risks of investing in the Government Fund:

Interest Rate Risk:

Because the Fund invests in fixed income securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates decline and fall when interest rates rise. Securities with longer maturities and lower coupons tend to be more sensitive to interest rate changes than those with shorter maturities and higher coupons.

To the extent the Fund invests in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, mortgages in the mortgage pools suffer a higher rate of prepayment. This could cause a decrease in the Fund’s income and share price.

The Fund is also subject to extension risk to the extent it invests in mortgage-backed securities. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund’s average maturity to lengthen due to a drop in mortgage prepayments. This will increase the Fund’s sensitivity to rising interest rates and therefore its potential for price declines.

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